Exhibit 10.20

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT (the “Amendment”) is made and entered into this 20th day of January 2016 and effective as of November 1, 2015, by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and Weatherford U.S., L.P., a Louisiana limited partnership (“Buyer”).

RECITALS

WHEREAS, Smart Sand and Buyer have entered into an Amended and Restated Master Product Purchase Agreement, effective as of November 1, 2015 (the “Agreement”);

WHEREAS, Smart Sand and Buyer wish to clarify certain language of Section 1.4 of the Agreement; and

WHEREAS, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth herein, the sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:

1. AMENDMENT TO THE AGREEMENT. Section 1.4 of the Agreement is deleted in its entirety and restated as follows:

In the event that Buyer purchases an amount of Products less than the Minimum Tons per Year stated in Section 1.1 above in any Contract Year during the Term (a “Shortfall”) and has not, in all preceding Contract Years, purchased an amount of Products exceeding, in total over all of the preceding Contract Years, the aggregate Minimum Tons per Year for all such preceding Contract Years (such amount of excess Products is subject to further downward adjustment pursuant to this Section 1.4 and in Section 1.5) (“Prior Excess”) equal to or exceeding such Shortfall, Buyer shall pay to Smart Sand, on or before the date which is *** following the start of the ensuing Contract Year (or in the case of a Shortfall for ***, *** after expiration of the Term), an amount (a “True-Up Payment”) equal to (i) ***, multiplied by the difference between the applicable Minimum Tons per Year stated above for such Contract Year and the actual tons purchased by the Buyer during such Contract Year (“Actual Tons”) plus the Prior Excess (the “Net Tons”) ***, (i.e. (i) Net Tons = Minimum Tons per Year – (Actual Tons + Prior Excess), and (ii) True-Up Payment = (Net Tons * ***) ***).

2. GENERAL PROVISIONS.

2.1 Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2 Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3 Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.5 No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.6 Entire Agreement. This Amendment, the Agreement and the agreements and documents referred to herein and therein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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In Witness Whereof, the parties hereto have executed this FIRST AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT as of the date first written above.

SMART SAND, INC.

By:	/s/ John Young
Name:	John Young
Title:	Vice President of Sales

WEATHERFORD U.S., L.P.

By:	/s/ Charity R. Kohl
Name:	Charity R. Kohl
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT]